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                                                                   EXHIBIT 10.41




                                    AMENDMENT


                                       OF


                                OVERALL AGREEMENT


                              DATED 1 FEBRUARY 2001


                                     BETWEEN


                       SANTA FE INTERNATIONAL CORPORATION


                                       AND


                             PPL SHIPYARD PTE. LTD.

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                         AMENDMENT OF OVERALL AGREEMENT

THIS AMENDMENT OF OVERALL AGREEMENT is entered into effective on the 1st day of February 2001 by and between Santa Fe International Corporation, organized and existing under the laws of the Cayman Islands ("SFIC") and PPL Shipyard Pte. Ltd., organized and existing under the laws of Singapore ("Builder").

WHEREAS, SFIC and Builder entered into that certain Overall Agreement dated February 1, 2001; and

WHEREAS, the parties wish to amend the Overall Agreement as set out herein;

NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein, SFIC and Builder hereby agree as follows:

1.       In Article 2, add a new Clause 2.7, as follows:

         Quote

         2.7 Notwithstanding Clause 2.3 hereof, Article III, Paragraph 1(c) of the contracts in respect of the Option Vessels shall be modified at lines 1-2 by replacing the words "sixty-two (62) calendar days" with "thirty-one (31) calendar days" and at lines 3-4 by replacing the words "sixty-second (62nd) calendar day" with "thirty-first (31st) calendar day".

         Unquote

Except as amended above, all the terms and conditions of the Overall Agreement shall remain in full force and effect and are unaltered by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment of Overall Agreement to be duly executed as of the day and year first above written.


SIGNED BY                                )
on behalf of                             )
SANTA FE INTERNATIONAL CORPORATION       )
in the presence of:                      )


SIGNED BY                                )
on behalf of                             )
PPL SHIPYARD PTE. LTD.                   )
in the presence of:                      )